UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by the Registrant ☒	Riled by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GENEREX BIOTECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

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EXPLANATORY NOTE

On October 13, 2017, Generex Biotechnology Corporation. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Company’s Annual Meeting of Stockholders to be held on November 21, 2017 (the “Meeting”) . This supplement to the Proxy Statement is being filed to add a new Proposal 7 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 7”). This Proposal 4 was inadvertently omitted from the Proxy Statement when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 7 to the Proxy Statement and an updated Notice of the Annual Meeting that adds the Proposal 7, no other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

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PROXY STATEMENT SUPPLEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD, NOVEMBER 21, 2017

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Generex Biotechnology Corporation . (the “Company”, “we”, or “our”), (the “Proxy Statement”) for the Company’s Annual Meeting of Stockholders to be held November 21, 2017 (the “Meeting”) to, (i) add a new Proposal 7 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 7”) and (ii) update the Notice of the Meeting to add the new Proposal 7 (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held at at 10102 USA Today Way. Miramar, Florida 33025, on Friday, November 21, 2107 at 10:00 a.m. local time.

This Supplement relates to the new Proposal 7 to be considered by stockholders at the Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Meeting. We are making this Supplement available to Stockholders on or about October 24, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 21, 2017: This Supplement and the Proxy Statement will be made available to stockholders on the Internet at www.generex.com/proxy.and www.proxyvote.com.

ADDITIONAL PROPOSAL TO BE VOTED UPON BY Stockholders

Information contained in this Supplement relates to Proposal 7 that will be presented to stockholders at the Meeting. Information regarding Proposals 1 through 6 that will be presented to stockholders at the Meeting can be found in the Proxy Statement as originally filed with the SEC , and which was previously made available to you.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 7.

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Effect of Abstentions and Broker Non-Votes.

Shares of common stock present at the Meeting but that abstain from voting on Proposal 7 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 7. These abstentions, however, are counted towards establishing a quorum for the Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 7. Accordingly, we encourage you to vote promptly, even if you plan to attend the Meeting.

Revocation of Proxies/Voting of Shares

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders entitled to vote at the Annual Meeting who attend may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1 through 6, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1 through 6 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted:

•	FOR the election of the nominees for director named on page 6 of the Proxy Statement;
•	FOR the approval of the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 2,450,000 shares to 750,000,000 shares;
•	FOR the approval of amendment to our Restated Certificate of Incorporation to change our name to NuGenerex Biotechnology Holdings, Inc.;
•	FOR the adoption of our 2017 Equity Incentive Plan;
•	FOR the approval of the adjournment of the Generex annual meeting, if necessary, to solicit additional proxies for the proposals set forth in Item 2 (increase in the number of authorized shares of common stock) on the proxy card;
•	FOR the ratification of the appointment of MNP LLP as independent public accountants for the year ending July 31, 2017;
•	FOR a frequency of every three years for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and
•	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

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PROPOSAL 7: ADVISORY VOTE ON FREQUENCY OF

STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

(Item 7 on the Proxy Card)

What am I voting on?

You are voting on a proposal, commonly known as a “say-when-on-pay” proposal, which gives our stockholders the opportunity to advise our Board how often we should conduct an advisory stockholder vote on executive compensation through the following resolution:

“RESOLVED, that a non-binding advisory vote of Generex’s stockholders to approve the compensation of Generex’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material) shall be held at an annual meeting of stockholder, beginning with the 2018 Annual Meeting of Stockholders, (i) every year, (ii) every 2 years, or (iii) every 3 years.”

•	When voting on this Item 7, you will have four choices from which to choose. You can choose whether the say-on-pay vote should be conducted every year, every 2 years or every 3 years. You may also abstain from voting on this item. You are not voting to approve or disapprove the Board’s recommendation on this item.

What factors should I consider in voting on this proposal?

Our Board recommends that the stockholders vote in favor of conducting the say-on-pay vote every 3 years.  Our Board has reviewed the evolution of say-on-pay and say-when-on-pay proposals and has carefully studied the alternatives to determine the approach that will best serve Generex and our stockholders.  Our Board has determined that an advisory vote on executive compensation held every 3 years is the best approach for Generex based on a number of considerations, including, among other things, the following:

•	Our compensation program will tie a portion of the compensation provided to our named executive officers to the company’s long-term corporate performance. We believe that a tri-annual vote will give our stockholders the opportunity to more fully assess the success or failure of our incentive compensation strategies and the related business outcomes with the hindsight of 3 years of corporate performance

•	A 3-year vote cycle allows sufficient time for our Board to review and respond to stockholders’ views on executive compensation and to implement changes, if necessary, to our executive compensation program; and

•	Stockholders can communicate their views on executive compensation to members of the Compensation Committee, non-management members of our Board or to the full Board of Directors in the periods between stockholder votes, as described more fully under the heading, Communications with Directors on page 15 or the Proxy Statements.

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors.  However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct an advisory vote on executive compensation as it deems appropriate.

How does the Board of Directors recommend that I vote?

We recommend that you vote for conducting an advisory vote on executive compensation every 3 years beginning with the 2018 Annual Meeting of Stockholders.

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GENEREX BIOTECHNOLOGY CORPORATION

10102 USA Today Way

Miramar, Florida, USA 33025

Appendix A

Updated Notice of Annual Meeting

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 21 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on November 21, 2017, at 10:00 a.m. (local time), at 10102 USA Today Way. Miramar, Florida 33025, The purposes of the meeting, which now includes a new proposal 7, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement, are as follows:

1.	To elect eight directors;

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 2,450,000 shares to 750,000,000 shares;

3.	To approve an amendment to our Restated Certificate of Incorporation to change our name to NuGenerex Biotechnology Holdings, Inc.;

4.	To approve the adoption of our 2017 Equity Incentive Plan;

5.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposals set forth in Item 2;

6.	To ratify the appointment of MNP LLP as independent public accountants for the year ending July 31, 2017;

7.	To hold a non-binding, advisory vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers. and

7.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has established the close of business September 28, 2017, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Generex is complying with the Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders on the Internet. The Proxy Statement was made available to stockholders on or about October 13, 2017.

The Proxy Statement Supplement contains additional information related to the new Proposal 7 to be considered by stockholders at the Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 21, 2017: The proxy statement nd proxy statement supplement for the annual meeting of stockholders will be made available to stockholders on the Internet at www.generex.com/proxy.and www.proxyvote.com.

Please note that if you have already voted your shares, we strongly encourage you to also vote on proposal 4 which has been added for stockholders to consider and vote on at the Meeting.

Your vote is very important. Whether or not you plan to attend the annual meeting of stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke the proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

By order of the Board of Directors,

/s/ Mark A. Fletcher
Mark A. Fletcher
Secretary

October 19, 2017

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